Exhibit 10.1

AMENDMENT NO. 7

March 23, 2023

Faraday Future Intelligent Electric Inc.

18455 South Figueroa Street

Gardena, California 90248

Attention: Legal Department, Mike Beck

Phone: (800) 228 - 7702

Email: david.beck@ff.com

Re: Amendment No. 7

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement dated as of August 14, 2022 (as amended by that certain Amendment No. 1 to Securities Purchase Agreement and Convertible Senior Secured Promissory Notes, dated as of September 23, 2022, that certain Joinder and Amendment Agreement, dated as of September 25, 2022, that certain Limited Consent and Third Amendment to Securities Purchase Agreement, dated as of October 24, 2022, that certain Amendment No. 4, dated as of December 28, 2022, that certain Limited Consent and Amendment No. 5, dated as of January 25, 2023, that certain Amendment No. 6 to Securities Purchase Agreement, dated as of February 3, 2023 and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “SPA”) by and among Faraday Future Intelligent Electric Inc., a Delaware corporation (the “Issuer”), the financial institutions or other entities from time to time parties thereto (each, a “Purchaser” and collectively, the “Purchasers”) and FF Simplicity Ventures LLC, a Delaware limited liability company (“FF Simplicity”), as administrative agent and collateral agent (in such capacities, the “Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in the SPA. Each of the parties hereto have agreed to amend the terms of the SPA as set forth herein.

Each of Senyun International Ltd. (“Senyun”), in its capacity as Purchaser, and the Issuer hereby agree to amend and restate Section 2.1(b)(v)(a)(3) of the SPA in its entirety as follows:

“(3) (i) no later than one (1) Business Day after the effectiveness of the Registration Statement (Registration No. 333-269729) and receipt of Shareholder Approval, and subject to the filing by the Issuer of a Form 8-K disclosing the Shareholder Approval, the purchase and issuance of $10,000,000 in principal amount of Tranche C Notes (subject to an additional original issue discount of four percent (4%) on such Tranche C Notes in this clause (3), which additional original issue discount shall not impact the Interest Make-Whole Amount in such Tranche C Notes) shall take place, and (ii) no later than five (5) Business Days after the effectiveness of the Registration Statement (Registration No. 333-269729) and receipt of Shareholder Approval, and subject to the filing by the Issuer of a Form 8-K disclosing the Shareholder Approval, the purchase and issuance of $15,000,000 in principal amount of Tranche C Notes shall take place; and”

Each of FF Prosperity Ventures LLC, in its capacity as Purchaser, and the Issuer hereby agree that Section 2.1(b)(v)(b)(2) of the SPA shall be deemed amended as it applies to FF Prosperity as follows:

“(2) no later than one (1) Business Day after the effectiveness of the Registration Statement (Registration No. 333-269729) and Shareholder Approval, and subject to the filing by the Issuer of a Form 8-K disclosing the Shareholder Approval, the purchase and issuance of the remaining aggregate principal amount of the Tranche C Notes equal to 50% of each Purchaser’s commitment in respect of Tranche C Notes as indicated on the Commitment Annex (subject to an additional original issue discount of four percent (4%) on such Tranche C Notes in this clause (2) , which additional original issue discount shall not impact the Interest Make-Whole Amount in such Tranche C Notes) shall take place;”

FF Simplicity, in its capacity as Purchaser, further agrees to purchase $5,000,000 of those Tranche B Notes permitted to be purchased on or prior to April 21, 2023, on or prior to March 27, 2023 in accordance with Section 2.1(f) of the SPA subject to an additional original issue discount of six percent (6%), which additional original issue discount shall not impact the Interest Make-Whole Amount in such Tranche B Notes.

Except as otherwise expressly provided herein, nothing contained herein shall constitute or be deemed to be a waiver or amendment of, or consent to any departure from any other term or provision in the SPA or any other Financing Document, each of which shall continue unmodified and in full force and effect, nor shall the foregoing consent and amendment constitute a course of dealing among the parties. Except as specifically set forth herein, the Agent and each Purchaser reserves all of its rights and remedies under the SPA and the Financing Documents.

The Issuer hereby agrees to reimburse each of Senyun and FF Simplicity for reasonable and documented out-of-pocket legal expenses incurred in connection with this Amendment No. 7 in an amount not to exceed $20,000 for each of Senyun and FF Simplicity.

In order to induce the undersigned Purchasers to enter into this letter agreement, the Issuer hereby represents and warrants to each of Senyun, FF Simplicity and FF Prosperity Ventures LLC that all material non-public information regarding the Issuer or any other Credit Party that has been disclosed to Senyun, FF Simplicity or FF Prosperity Ventures LLC on or prior to the date hereof, has been disclosed in the Issuer’s public filings with the Commission prior to the date hereof or will be disclosed within one Business Day of such disclosure.

On or before 9:00 a.m., New York time, on the date of this letter agreement, the Issuer shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated hereby in the form required by the Securities Exchange Act of 1934, as amended, and attaching the form of this letter agreement (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Issuer shall have disclosed all material, non-public information (if any) provided to Senyun, FF Simplicity and FF Prosperity Ventures LLC by the Issuer or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated hereby. In addition, effective upon the filing of the 8-K Filing, the Issuer acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Issuer, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and Senyun, FF Simplicity, FF Prosperity Ventures LLC or any of their affiliates, on the other hand, relating to the transactions contemplated by this Agreement, shall terminate.

This letter agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this letter by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS LETTER AGREEMENT, INCLUDING, WITHOUT LIMITATION, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT, WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS OF SUCH STATE.

- Remainder of page intentionally blank; signature pages follow -

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed by their respective duly authorized officers on the date first written above.

AGENT:

FF SIMPLICITY VENTURES LLC

By:	/s/ Antonio Ruis-Gimenez
Name:	Antonio Ruis-Gimenez
Title:	Managing Member

(Signature Page to Limited Consent and Amendment No. 7)

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed by their respective duly authorized officers on the date first written above.

ISSUER:

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:	/s/ Xuefeng Chen
Name:	Xuefeng Chen
Title:	CEO

(Signature Page to Limited Consent and Amendment No. 7)

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed by their respective duly authorized officers on the date first written above.

PURCHASER:

SENYUN INTERNATIONAL LTD.

By:	/s/ Zhang Bo
Name:	Zhang Bo
Title:	CEO

(Signature Page to Limited Consent and Amendment No. 7)

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed by their respective duly authorized officers on the date first written above.

PURCHASER:

FF PROSPERITY VENTURES LLC

By:	/s/ Antonio Ruis-Gimenez
Name:	Antonio Ruis-Gimenez
Title:	Managing Member

(Signature Page to Limited Consent and Amendment No. 7)